| We shop. You save. 2nd Quarter Fiscal 2024 Earnings Conference Call Presentation February 7, 2024

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: impacts of the COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to regain and maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss). We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. The most directly comparable GAAP measure is net income margin. We monitor and have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin because they are key measures used by our management and Board of Directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding these non-GAAP measures, please see today’s press release. Disclaimer 2

| We shop. You save. • Senior ◦ Two full years of strong, stable operating performance since executing strategic redesign ◦ Efficiency metrics in line with 2Q fiscal 2023 ◦ Indicators point to continued stability in customer retention metrics • Healthcare Services ◦ Positive Adjusted EBITDA* for a third consecutive quarter despite significant investments ◦ SelectRx nearing 63,000 members, far exceeding original forecast ◦ Increasing member and revenue growth outlook for full fiscal year 2024 2Q FY2024 Earnings 3 *See "Non-GAAP Financial Measures" above on slide 2 $ in millions 2Q24 2Q23 % Revenue $405.4 $319.2 +27% Adjusted EBITDA* $67.4 $63.6 +6% • Consolidated Company Highlights ◦ Increasing FY24 financial guidance midpoint for all metrics ◦ Two consecutive quarters of positive operating cash flow on an LTM basis ◦ On pace to deliver positive operating cash flow and approach free cash flow breakeven for fiscal year 2024

| We shop. You save. MA Policies (YoY) 7% Senior Revenue (YoY) 11% Senior Adjusted EBITDA Margin* 32% Tenured Agent Mix ~70% 4 *See "Non-GAAP Financial Measures" above on slide 2. 2Q22 2Q23 2Q24 2Q22 2Q23 2Q24 +54% +97% Close Rates Agent Productivity AEP by the Numbers 8th Consecutive Quarter Delivering Strong Results

| We shop. You save. Revenue/CAC*** 1.8 3.0 4.2 LTM 12/31/21 LTM 12/31/22 LTM 12/31/23 Operating Expense Per Policy* $1,134 $799 $776 LTM 12/31/21 LTM 12/31/22 LTM 12/31/23 *Represents Senior operating costs divided by approved MA/MS policies. **Represents Senior marketing costs divided by approved MA/MS policies. 5 Senior Efficiency Metrics Marketing Expense Per Policy** $661 $420 $411 LTM 12/31/21 LTM 12/31/22 LTM 12/31/23 ***The revenue to customer acquisition cost (“CAC”) multiple represents total revenue as a multiple of total marketing acquisition costs for the Senior and Healthcare Services divisions, which represents the direct costs of acquiring leads.

| We shop. You save. Members 6 FY24 Healthcare Services Outlook *Original FY24 Guidance provided on September 13, 2023 **See "Non-GAAP Financial Measures" above on slide 2. 2H Outlook Original Guidance* Revised Guidance Member Growth 25% 40 - 50% Total Revenue ~$375m (+50%) $450m - $500m (+80 - 100%) Adjusted EBITDA** Margins Low Single Digits Low Single Digits 49 61 63 FY23 Original FY24 Guidance* Revised FY24 Guidance Revised Guidance Range 69-74 YTD Actuals 000s

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $319 $405 2Q23 2Q24 $64 $67 2Q23 2Q24 7 Consolidated Financial Summary *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $224 $248 2Q23 2Q24 $84 $79 2Q23 2Q24 8 Senior Financial Summary *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. 9 SelectQuote Senior KPIs 241 255 219 235 22 20 MA Other 2Q23 2Q24 Total Policies Approved 000s MA LTV $870 $934 2Q23 2Q24

| We shop. You save. SELECTRX Members 2Q23 3Q23 4Q23 1Q24 2Q24 — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 Revenue & Adjusted EBITDA* $MM 10 $(9) $(3) $2 $2 $3 $55 $71 $83 $97 $112 2Q23 3Q23 4Q23 1Q24 2Q24 Healthcare Services KPIs Revenue Adjusted EBITDA* *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. 2Q23 2Q24 — 3 6 9 12 15 18 2Q23 2Q24 5.0 5.3 5.5 5.8 6.0 6.3 6.5 6.8 7.0 Rx per Day* 000s Monthly Rx per Member 11 Rapid SelectRx Prescription Growth +76% +12% *Represents the total number of prescriptions shipped during the quarter divided by the number of business days in the quarter.

| We shop. You save. Revenue $MM Adjusted EBITDA* 12 $34 $37 $8 $10 Life Auto & Home 2Q23 2Q24 $6 $5 $2 $5 Life Auto & Home 2Q23 2Q24 $MM *See "Non-GAAP Financial Measures" above on slide 2. Life and Auto & Home

| We shop. You save. Revised FY24 Financial Guidance REVENUE 13 +26% YoY At the Midpoint $1.23B ADJUSTED EBITDA** NET LOSS to $1.30B $90m to $105m ($45)m to ($22)m +31% YoY At the Midpoint +43% YoY At the Midpoint from $1.05 billion to $1.20 billion* from $80 million to $105 million* from $(50) million to $(22) million* *Original FY24 Guidance provided on September 13, 2023 **See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Supplemental Information 14

| We shop. You save. Net Loss to Adjusted EBITDA Reconciliation 2Q FY 2024 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 247,529 $ 111,710 $ 37,367 $ 10,487 $ (1,655) $ 405,438 Operating expenses (168,816) (108,729) (32,798) (5,762) (21,919) (1) (338,024) Other income (expense), net — — — — — — Adjusted EBITDA 78,713 2,981 4,569 4,725 (23,574) 67,414 Share-based compensation expense (3,822) Transaction costs (2,400) Depreciation and amortization (5,898) Loss on disposal of property, equipment, and software — Interest expense, net (24,415) Income tax expense (11,487) Net income $ 19,392 15 2Q FY 2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 223,826 $ 55,480 $ 33,995 $ 7,808 $ (1,921) $ 319,188 Operating expenses (140,209) (64,781) (28,152) (5,524) (16,877) (1) (255,543) Other income (expense), net — — — — (70) (70) Adjusted EBITDA 83,617 (9,301) 5,843 2,284 (18,868) 63,575 Share-based compensation expense (2,936) Transaction costs (442) Depreciation and amortization (7,188) Loss on disposal of property, equipment, and software (46) Interest expense, net (21,044) Income tax expense (9,405) Net income $ 22,514

| We shop. You save. (in thousands) Range Net loss $ (45,000) $ (22,000) Income tax benefit (8,000) (4,000) Interest expense, net 97,000 92,000 Depreciation and amortization 24,000 22,000 Share-based compensation expense 15,000 12,000 Non-recurring expenses 7,000 5,000 Adjusted EBITDA $ 90,000 $ 105,000 Net Loss to Adjusted EBITDA Reconciliation (FY24 Guidance) 16

| We shop. You save. 17 SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com